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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 25, 1997



                         WESTERFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



   Delaware                      0-22772                         81-3899950
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(State or other           (Commission File No.)                 (IRS Employer
 jurisdiction of                                                Identification
 incorporation)                                                     Number)


   110 East Broadway, Missoula, Montana                               59802
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:             (406) 721-5254
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.           Other Events

                           On April 25, 1997,  the  Registrant  issued the press
                  release attached as Exhibit 99.6.


Item 7.           Financial Statements and Exhibits

                  (a)      Exhibits

                           99.6     Press release, dated April 25, 1997





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                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        WesterFed Financial Corporation



Date:  April 28, 1997                   By:    /s/  Lyle R. Grimes
     --------------------------             -----------------------------------
                                             Lyle R. Grimes
                                             Chairman of the Board
                                             President & Chief Executive Officer












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                                Index to Exhibits




                                                                 Sequentially
                                                                 Numbered Page
                                                                Where Attached
          Exhibit                                                  Exhibits
           Number                                                 are located
           ------                                                ------------
            99.6       Press Release dated April 25, 1997              5